SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 28, 2011
University General Health System, Inc.
(a Nevada Corporation)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

7501 Fannin Street
Houston, Texas 77054
(713) 375-7100

Hassan Chahadeh, M.D.
7501 Fannin Street
Houston, Texas 77054
(713) 375-7100
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 28, 2011 the Board of Directors of University General Health System, Inc., (the “Company”) approved an increase in the size of the Board of Directors from three to four members.  At the same time, the Board also approved the appointment of Donald W. Sapaugh as a director of the Company to fill the vacancy created by that action. His appointment was effected as of June 28, 2011 concurrently with the execution by the Company and certain subsidiaries of definitive agreements to acquire TrinityCare Senior Living, LLC (“TrinityCare”) and the TrinityCare senior living communities in Pearland, Texas, Port Lavaca, Texas and Knoxville, Tennessee (the “TrinityCare Acquisitions”). The TrinityCare Acquisitions are more fully described in the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on July 1, 2011.

On July 5, 2011, the Company announced that the Board of Directors had appointed Donald W. Sapaugh as the President of the Company succeeding Hassan Chahadeh. Dr. Chahadeh remains as Chief Executive Officer and Chairman of the Board of Directors. Mr. Sapaugh’s appointment was effected as of June 30, 2011 concurrently with the closing of the TrinityCare Acquisitions.  Mr. Sapaugh is expected to execute an employment agreement, which will be filed with the Securities and Exchange Commission upon completion.

Mr. Sapaugh is the Founder, President and Chief Executive Officer of TrinityCare which was established in January 2000. Prior to TrinityCare, Mr. Sapaugh, from 1978 until 1986 served in various financial management positions and as a Chief Financial Officer in five different general acute care and psychiatric hospitals.  From May 1986 to May 1996 Mr. Sapaugh served as the President and CEO of Rapha Treatment Centers of one of the largest faith-based psychiatric management companies in the United States, which had management contracts with 49 hospitals in 18 states. In 1996, he founded PremierCare, a company devoted to seniors to avoid costly inpatient hospitalization, and partnered with over ten hospitals in six states. Mr. Sapaugh has an extensive background in development, acquisitions, and mergers. He also has public company experience where he served as Chairman and Chief Executive Officer, as well as a consultant and board member to many public companies. Mr. Sapaugh has a Bachelors degree in Business Administration from the University of Houston, and a Doctor of Divinity from Louisiana Christian University.

The following disclosure is provided under Item 404(a) of Regulation S-K. In connection with the TrinityCare Acquisitions, Mr. Sapaugh received 2,809,162 shares of the Company’s Common Stock, $0.001 par value per share (the “UGHS Common Stock”), pursuant to the Purchase and Sale Agreement dated as of June 30, 2011 between the Company and Mr. Sapaugh, a copy of which agreement is attached as Exhibit 2.4 to the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on July 1, 2011 and incorporated herein by reference.  Mr. Sapaugh is also expected to receive an additional 1,392,857 shares of UGHS Common Stock by virtue of his minority ownership of Trinity Care and TrinityCare’s minority ownership in the TrinityCare senior living communities acquired by the Company on June 30, 2011. Mr. Sapaugh serves as the President and a Manager of TrinityCare.

INDEX TO EXHIBITS

Exhibit No.                      Description

99.1	Press Release dated July 5, 2011 announcing the appoitment of Donald W. Sapaugh as President and member of the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: July 5, 2011	By: /s/ Hassan Chahadeh, M.D.
Name: Hassan Chahadeh, M.D. Title: Chairman of the Board

Exhibit 99.1

For Immediate Release

UNIVERSITY GENERAL HEALTH SYSTEM, INC. APPOINTS DONALD W. SAPAUGH AS NEW PRESIDENT

HOUSTON, Texas – July 6, 2011 -- University General Health System, Inc. (“University General”) (OTCQB: UGHS) (Other OTC: UGHS.PK), a diversified, integrated multi-specialty health delivery system, today announced the appointment of Donald W. Sapaugh to serve as President of the Company, succeeding Dr. Hassan Chahadeh.  Mr. Sapaugh was also appointed as a member of University General’s board of directors effective June 28, 2011. Dr. Hassan Chahadeh remains University General’s Chief Executive Officer and Chairman of the Board of Directors.

Mr. Sapaugh is an experienced business executive in the healthcare industry. With a background of industry service in financial management, he has served as Chief Financial Officer of numerous general acute care and psychiatric hospitals. For ten years beginning in 1986, Mr. Sapaugh served as Chief Executive Officer of Rapha Treatment Centers, one of the largest faith-based psychiatric management companies in the U.S., which managed 49 hospitals in 18 states. In 1996, he founded PremierCare, a company that partnered with more than ten hospitals in six states to help senior adults avoid costly inpatient hospitalizations, before selling his interests in order to focus on senior living. In 2000, Mr. Sapaugh founded TrinityCare Senior Living, a developer and manager of senior living facilities that provides independent living, assisted living and memory care services to seniors, where he continues to serve as President and Chief Executive Officer. Last week, University General announced its acquisition of TrinityCare Senior Living.

Mr. Sapaugh also has extensive experience in the public company sector, having served as Chairman, Chief Executive Officer, board member and consultant to numerous publicly traded companies.

“We are very pleased to announce that Donald W. Sapaugh has joined our Company as President,” stated Hassan Chahadeh, M.D., Chairman and Chief Executive Officer of University General Health System, Inc. “Mr. Sapaugh brings a wealth of industry knowledge and experience to University General, along with a valued history in the public markets. His extensive background in facilities development, mergers and acquisitions should serve our Company and its shareholders well as University General pursues an aggressive growth strategy in coming years.”

University General Health System, Inc.

University General Health System, Inc. ("University General") is a diversified, integrated multi-specialty health care provider that delivers concierge physician- and patient-oriented services by providing timely, innovative health solutions that are uniquely competitive, efficient, and adaptive in today’s health care delivery environment. The Company currently operates one hospital, two free-standing emergency rooms, and one ambulatory surgical center in the Houston area.  Also, University General owns three senior living facilities and manages six senior living facilities, and it plans to complete multiple additional acquisitions in 2011 and future years in Houston and other markets.

A fully-reporting company, University General Health System, Inc. is headquartered in Houston, Texas, and its common stock trades on the OTCQB Exchange under the symbol “UGHS”.

Forward-Looking Statements

The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements related to the future financial performance of the Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful execution of growth strategies, product development and acceptance, the impact of competitive services and pricing, general economic conditions, and other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission.

For Additional Information, Please Contact:

RJ Falkner & Company, Inc., Investor Relations Counsel at (830) 693-4400 or via email at info@rjfalkner.com